Exhibit 10.3

TO: HUNTER MARITIME ACQUISITION CORP.

CERTIFICATE OF VALUATION
BULKCARRIER M/V "CHARLOTTE SELMER"
DEADWEIGHT:	175,154 tdw

BUILT:	2011, New Times Shipbuilding, China

CLASS:	NK

MAIN ENGINE:	Man/13&W, 22,923 bhp

EMPLOYMENT:	Time charter with Swiss Marine, expiring minimum December 2018, 2017, maximum April 17, 2018 at US$ 13,500 per day

 (ALL PARTICULARS BELIEVED CORRECT, BUT NOT GUARANTEED)
WE HEREBY CERTIFY THAT we have examined our records for the purpose of ascertaining the value of the above mentioned vessel and are of the opinion that the approximate value, in good condition, safely afloat on the basis of a sale for prompt delivery for cash on normal commercial terms as between willing Sellers and willing Buyers as at 26th April 2017 is as follows:
Approximately US$ 28,785,000 including the above-mentioned Time charter
It is assumed for the purposes of this evaluation that the charter will run unaltered for the full period as described.
Wherever possible we follow our normal practice of comparison with recent prices achieved in the market for similar tonnage. However when there is a lack of such representative sales, then the price given would be a notional figure taking into account the perceived market levels at the relevant time.
We would like to further point out to you that our assessment is based upon limited information as provided to us which we assume is accurate and accept no responsibility to verify same, and without any inspection of the vessel nor her classification records and we would suggest, therefore that anyone wishing to utilise this figure should satisfy themselves of the vessel's condition with a full inspection of the vessel and/or its classification records.
This valuation relates solely to our opinion as to the market value on the date specified and no assurances can be given that such a figure will be sustained or can be realised in an actual transaction.
The above opinion has been given in good faith but neither the company nor its officers shall be held responsible for any errors or omissions. It has been provided solely for the use of the party who commissioned it and no responsibility can be accepted to any other parties. Furthermore this valuation is not to be used without our prior consent in any public/private offering in respect of shares, IPO's or bonds etc, or in any arbitration/ court proceedings and we reserve the right to withhold such consent without providing any reason for such refusal.
FOR SSY VALUATION SERVICES LTD

/s/ Stephen Boniface
Valuations Director

TO: HUNTER MARITIME ACQUISITION CORP.
CERTIFICATE OF VALUATION
BULKCARRIER M/V "GRETA SELMER"

DEADWEIGHT:	175,181 tdw

BUILT:	2011, New Times Shipbuilding, China

CLASS:	NK

MAIN ENGINE:	Man/B&W, 22,923 bhp

EMPLOYMENT:	Voyage charter with Classic Maritime, expiring about May 18, 2017 at freight rate US$ 6,600 pmt for route C5 Port Hedland/Qingdao

(ALL PARTICULARS BELIEVED CORRECT, BUT NOT GUARANTEED)
WE HEREBY CERTIFY THAT we have examined our records for the purpose of ascertaining the value of the above mentioned vessel and are of the opinion that the approximate value, in good condition, safely afloat on the basis of a sale for prompt delivery for cash on normal commercial terms as between willing Sellers and willing Buyers as at 26th April 2017 is as follows:
Approximately US$ 29,000,000 including the above-mentioned Voyage charter
It is assumed for the purposes of this evaluation that the charter will run unaltered for the full period as described.
Wherever possible we follow our normal practice of comparison with recent prices achieved in the market for similar tonnage. However when there is a lack of such representative sales, then the price given would be a notional figure taking into account the perceived market levels at the relevant time.
We would like to further point out to you that our assessment is based upon limited information as provided to us which we assume is accurate and accept no responsibility to verify same, and without any inspection of the vessel nor her classification records and we would suggest, therefore that anyone wishing to utilise this figure should satisfy themselves of the vessel's condition with a full inspection of the vessel and/or its classification records.
This valuation relates solely to our opinion as to the market value on the date specified and no assurances can be given that such a figure will be sustained or can be realised in an actual transaction.
The above opinion has been given in good faith but neither the company nor its officers shall be held responsible for any errors or omissions. It has been provided solely for the use of the party who commissioned it and no responsibility can be accepted to any other parties. Furthermore this valuation is not to be used without our prior consent in any public/private offering in respect of shares, IPO's or bonds etc, or in any arbitration/ court proceedings and we reserve the right to withhold such consent without providing any reason for such refusal.
FOR SSY VALUATION SERVICES LTD

/s/ Stephen Boniface
Valuations Director

TO: HUNTER MARITIME ACQUISITION CORP.
CERTIFICATE OF VALUATION
BULKCARRIER M/V "HUGO SELMER"
DEADWEIGHT:	175,401 tdw

BUILT:	2010, New Times Shipbuilding, China:

CLASS:	NK

MAIN ENGINE:	Man/B&W, 22,923 bhp

EMPLOYMENT:	Time charter with Swiss Marine, expiring April 25, 2017 at US$7,000 per day, thereafter in direct continuation expiring minimum February 10, 2018, maximum July 10, 2018 at US$8,100 per day

(ALL PARTICULARS BELIEVED CORRECT, BUT NOT GUARANTEED)
WE HEREBY CERTIFY THAT we have examined our records for the purpose of ascertaining the value of the above mentioned vessel and are of the opinion that the approximate value, in good condition, safely afloat on the basis of a sale for prompt delivery for cash on normal commercial terms as between willing Sellers and willing Buyers as at 26th April 2017 is as follows:
Approximately US$ 26,350,000 including the above-mentioned Time charter
It is assumed for the purposes of this evaluation that the charter will run unaltered for the full period as described.
Wherever possible we follow our normal practice of comparison with recent prices achieved in the market for similar tonnage. However when there is a lack of such representative sales, then the price given would be a notional figure taking into account the perceived market levels at the relevant time.
We would like to further point out to you that our assessment is based upon limited information as provided to us which we assume is accurate and accept no responsibility to verify same, and without any inspection of the vessel nor her classification records and we would suggest, therefore that anyone wishing to utilise this figure should satisfy themselves of the vessel's condition with a full inspection of the vessel and/or its classification records.
"This valuation relates solely to our opinion as to the market value on the date specified and no assurances can be given that such a figure will be sustained or can be realised in an actual transaction.
The above opinion has been given in good faith but neither the company nor its officers shall be held responsible for any errors or omissions. It has been provided solely for the use of the party who commissioned it and no responsibility can be accepted to any other parties. Furthermore this valuation is not to be used without our prior consent in any public/private offering in respect of shares, IPO's or bonds etc, or in any arbitration/ court proceedings and we reserve the right to with-hold such consent without providing any reason for such refusal.
FOR SSY VALUATION SERVICES LTD

/s/ Stephen Boniface
Valuations Director

TO: HUNTER MARITIME ACQUISITION CORP.
CERTIFICATE OF VALUATION
BULKCARRIER M/V "TOM SELMER"
DEADWEIGHT:	175,219 tdw

BUILT:	2011, New Times Shipbuilding, China

CLASS:	NK

MAIN ENGINE:	Man/B&W, 22,923 bhp

EMPLOYMENT:	Time charter with Swiss Marine, expiring minimum August 23, 2017, maximum February 22, 2018 at US$7,700 per day

(ALL PARTICULARS BELIEVED CORRECT, BUT NOT GUARANTEED)
WE HEREBY CERTIFY THAT we have examined our records for the purpose of ascertaining the value of the above mentioned vessel and are of the opinion that the approximate value, in good condition, safely afloat on the basis of a sale for prompt delivery for cash on normal commercial terms as between willing Sellers and willing Buyers as at 26th April 2017 is as follows:
Approximately US$ 28,475,000 including the above-mentioned Time charter
It is assumed for the purposes of this evaluation that the charter will run unaltered for the full period as described.
Wherever possible we follow our normal practice of comparison with recent prices achieved in the market for similar tonnage. However when there is a lack of such representative sales, then the price given would be a notional figure taking into account the perceived market levels at the relevant time.
We would like to further point out to you that our assessment is based upon limited information as provided to us which we assume is accurate and accept no responsibility to verify same, and without any inspection of the vessel nor her classification records and we would suggest, therefore that anyone wishing to utilise this figure should satisfy themselves of the vessel's condition with a full inspection of the vessel and/or its classification records.
This valuation relates solely to our opinion as to the market value on the date specified and no assurances can be given that such a figure will be sustained or can be realised in an actual transaction.
The above opinion has been given in good faith but neither the company nor its officers shall be held responsible for any errors or omissions. It has been provided solely for the use of the party who commissioned it and no responsibility can be accepted to any other parties. Furthermore this valuation is not to be used without our prior consent in any public/private offering in respect of shares, IPO's or bonds etc, or in any arbitration/ court proceedings and we reserve the right to withhold such consent without providing any reason for such refusal.
FOR SSY VALUATION SERVICES LTD

/s/ Stephen Boniface
Valuations Director

TO: HUNTER MARITIME ACQUISITION CORP.
CERTIFICATE OF VALUATION
BULKCARRIER M/V "LENE SELMER"

DEADWEIGHT:	175,397 tdw

BUILT:	2010, New Times Shipbuilding, China

CLASS:	NK

MAIN ENGINE:	Man/B&W, 22,923 bhp

EMPLOYMENT:	Time charter with Cargill, expiring minimum July 3, 2017, maximum October 2018, at US$12,000 per day

(ALL PARTICULARS BELIEVED CORRECT, BUT NOT GUARANTEED)
WE HEREBY CERTIFY THAT we have examined our records for the purpose of ascertaining the value of the above mentioned vessel and are of the opinion that the approximate value, in good condition, safely afloat on the basis of a sale for prompt delivery for cash on normal commercial terms as between willing Sellers and willing Buyers as at 26th April 2017 is as follows:
Approximately US$ 27,395,000 including the above-mentioned Time charter
It is assumed for the purposes of this evaluation that the charter will run unaltered for the full period as described.
Wherever possible we follow our normal practice of comparison with recent prices achieved in the market for similar tonnage. However when there is a lack of such representative sales, then the price given would be a notional figure taking into account the perceived market levels at the relevant time.
We would like to further point out to you that our assessment is based upon limited information as provided to us which we assume is accurate and accept no responsibility to verify same, and without any inspection of the vessel nor her classification records and we would suggest, therefore that anyone wishing to utilise this figure should satisfy themselves of the vessel's condition with a full inspection of the vessel and/or its classification records.
This valuation relates solely to our opinion as to the market value on the date specified and no assurances can be given that such a figure will he sustained or can be realised in an actual transaction.
The above opinion has been given in good faith but neither the company nor its officers shall be held responsible for any errors or omissions. It has been provided solely for the use of the party who commissioned it and no responsibility can be accepted to any other parties. Furthermore this valuation is not to be used without our prior consent in any public/private offering in respect of shares, IPO's or bonds etc, or in any arbitration/ court proceedings and we reserve the right to withhold such consent without providing any reason for such refusal.
FOR SSY VALUATION SERVICES LTD

/s/ Stephen Boniface
Valuations Director